Investor Presentation

May 15 - 16, 2018

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "believe, "anticipate," "expect," "intend," "plan," "goal," "target," "project" "may," "should" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following, as well as the risk factors described in Item 1A, "Risk Factors" in our Form 10-K for the year ended December 31, 2017:

- Operating, legal and regulatory risks;
- Economic, political and competitive forces impacting various lines of business;
- The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to
- address them could be unsuccessful;
- Legislative, regulatory and accounting changes;
- Demand for our financial products and services in our market area;
- Volatility in interest rates;
- The quality and composition of our loan and investment portfolios;
- Timing of revenues and expenditures;
- Returns on investment decisions; and
- Other risks and uncertainties, including those occurring in the U.S. and world financial systems.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Univest Company Overview

- Headquartered in Souderton, Pennsylvania (Montgomery County)
- Bank founded in 1876, holding company formed in 1973
- Engaged in financial services business, providing full range of banking, insurance and wealth management services
  - Comprehensive financial solutions delivered locally
- Experienced management team with proven performance track record
- Serving nine counties in the Southeastern region of Pennsylvania and two counties in South Jersey
- Operating leverage and scale with $4.6 billion of bank assets, $3.4 billion of wealth AUM and $166 million of underwritten insurance premiums
- Customer base primarily consists of businesses, residents, municipalities and nonprofit organizations

Univest Primary Service Area

Nine counties in Southeastern PA
and two counties in Southern New Jersey


Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Chester
Delaware
Philadelphia
NEW JERSEY
Atlantic
Cape May

Recent Highlights

- Proven operating results, holding company profitable in all years of existence with profits every quarter since 1984
- Disciplined and experienced M&A targeting and integration, successfully acquiring and integrating six transactions in the last five years; building franchise value across a diverse set of businesses
- Strong asset quality reflects experienced lending teams, strong credit culture, and proactive risk management
- Closed Fox Chase Bancorp, Inc. acquisition on July 1, 2016
- Lift-Out of BB&T team (formerly National Penn)– Lancaster County, PA
  - Team of twelve commercial lenders and relationship managers, majority hired 2nd Qtr. 2016
  - Focus on Agricultural and C&I lending
  - Opened four locations - Willow Street (August 2016), Strasburg (April 2017), Brownstown (June 2017) and Christiana (October 2017); with plans for one more location (Intercourse – Q2 2018)
- Issued 2,645,000 shares of common stock in a follow-on offering during December 2017. This resulted in a $70.5 million increase in Shareholders' equity.
- Local consolidation has created a significant opportunity to attract new customers and experienced talent, driving growth across multiple business lines: Commercial Banking, Wealth Management, and Insurance

Diversification Strategy

- Diversification from bank "only" to a financial services company began in 1999
  - Diversified businesses include wealth management, insurance, mortgage banking and equipment finance
  - Increased noninterest revenue to manage through credit and interest rate cycles
  - Noninterest revenue targeted at 28 - 30% of total revenue for 2018
  - Disciplined acquisition criteria based on IRR and earn-back of TBV/Share dilution
  - Bank provides opportunity to cross-sell to customer base

Recent Initiatives

- Capitalizing on market disruption to recruit experienced sales personnel to drive organic revenue growth
- Developed and implemented new financial center model that is smaller in size and delivers consultative services augmented by technology
- Making investments in facilities and technology to improve customer access and experience
- Comprehensive mobile app (both iPhone and Droid) facilitates customer access anytime and anywhere
- Scalable infrastructure to support future growth and achieve operating leverage

Commercial Banking

- 71 lenders, relationship managers and portfolio managers operating in three divisions established by geography
  - Delaware Valley: Bucks, Montgomery, Chester, Delaware and Philadelphia counties in Pennsylvania and Cape May and Atlantic counties in New Jersey.
  - Lancaster: Lancaster and Berks counties
  - Lehigh Valley: Lehigh and Northampton counties
- Average loan size
  - Commercial real estate - $440,000
  - C&I - $212,000
  - Tax-exempt - $2.4 million
- Commercial customer base provides large opportunity for cross-sell of cash management (deposits), wealth management and insurance products and services
- Commercial banking organic loan growth of 10.8% since March 31, 2017

Commercial Loan Detail as of 3/31/2018



Tax-Exempt 9%
C&I 26%
Commercial Real Estate 65%
*includes $333.4 million of Residential Real Estate secured for Business Purposes

($3.0 Billion; represents 81.6% of total loans)

UNIVEST BANKING | INSURANCE | INVESTMENTS univest.net

Consumer Banking

- 38 financial service centers located in Bucks, Chester, Lancaster, Lehigh, Montgomery, Northampton and Philadelphia counties in PA and Ocean City, NJ; also operating 14 retirement centers in Bucks and Montgomery counties
  - Opened Bethlehem (Northampton County), University City (Philadelphia County) and Strasburg, Brownstown and Georgetown (Lancaster County) during 2017;
  - Planned opening of Intercourse, Lancaster County in May 2018.
- Proactively addressed continued reduction in transactional volume by closing fifteen financial centers since September 2015; Reinvesting savings to cover our operating footprint
  - Closed three financial centers (Green Lane, Quakertown and Telford) in April 2018;
  - Continued evaluation and optimization of retail network;
  - Consolidate historical core market and reinvest in expanded footprint and technology.
- New financial center staffed by personal bankers, providing consultative services augmented by technology
- Testing appointment banking with early signs of success
- Growth strategy focused on obtaining consumer business from commercial customers and their employee base

Univest Financial Center Locations


Hamilton Crossings
Bethlehem
Milford
East Greenville
Perkasie
Plumsteadville
Lahaska
Hilltown
Souderton
Doylestown
Vernfield
Franconia
Chalfont
Line Lexington
Schwenksville
Skippack
Lansdale
Montgomeryville
Newtown
Warminster
Richboro
Hatboro
Collegeville
Blue Bell
Willow Grove
Bensalem
Chestnut Hill
Northeast Philadelphia
Mt. Airy
Fairmount
West Chester
University City
South Philadelphia
LANCASTER COUNTY
Willow Street
Strasburg
Brownstown
Christiana
Intercourse
NEW JERSEY
Ocean City, Cape May County

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Mortgage Banking

- 28 Home Loan Consultants operating in Southeastern PA
  - Centralized processing, closing and underwriting
- Primarily agency lender: FNMA, FHLMC, FHA, VA and USDA
  - FNMA and FHLMC eligible loans sold servicing retained
  - FHA, VA and USDA loans sold to correspondents servicing released
  - Portfolio primarily non-conforming
- $1.0 billion in loans serviced for others as of March 31, 2018
- Residential mortgages (includes home equity loans) on balance sheet of $521 million or 14.1% of total loans as of March 31, 2018
- Residential mortgage portfolio growth of 12.6% since March 31, 2017



Residential Mortgage Originations
$400,000
$300,000
$200,000
$100,000
$-
$'s (000)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
MSR Asset Value ($'s 000)
2010
2011
2012
2013
2014
2015
2016
2017
2018
Agency
Correspondent
Portfolio
MSR Asset

Chart data as of and for years ended December 31
except 2018 which is as of and for the period ended March 31

UNIVEST
BANKING | INSURANCE | INVESTMENTS
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Univest Capital, Inc.

- Equipment financing business with $130 million in lease receivables as of March 31, 2018
  - Average lease size $25,000, typically with three year term
- Primary industries served: health care, education, automotive, golf and energy
- Manage residual risk by primarily using $1 buyout leases



Lease Financing
$145,000
$125,000
$105,000
$85,000
$65,000
$45,000
$25,000
$'s (000)
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Yield
2010 2011 2012 2013 2014 2015 2016 2017 2018
Commercial
Government
Purchased
Yield

Chart data as of and for years ended December 31
except 2018 which is as of and for the period ended March 31

UNIVEST
BANKING | INSURANCE | INVESTMENTS
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Wealth Management

- Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust
- Organic growth supplemented by acquisition
  - Trust powers obtained in 1928
  - Broker / Dealer acquired in 1999
  - Municipal pension operation acquired in 2008
  - Registered investment advisor, Girard Partners, acquired in January 2014
    - Operates as Girard Partners, a Univest Wealth Management firm
    - Will serve as platform for subsequent fold in acquisitions
- $3.4 billion in assets under management/ supervision at March 31, 2018
- 2018 year-to-date revenue growth of 15.8% (excluding Trust income) compared to the same period in 2017



Assets Under Management
$'s (000)
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
2010
2011
2012
2013
2014
2015
2016
2017
2018
RIA & Pension Services
Broker/Dealer
Trust

Chart data as of December 31except 2018 which is as of March 31

UNIVEST BANKING | INSURANCE | INVESTMENTS univest.net

Insurance

- Independent insurance agency with more than 60 carrier relationships
- Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions
- Built via a series of eight acquisitions beginning in 2000. Last acquisition was Sterner Insurance in July 2014, provided presence in Lehigh Valley
- Written premiums of $166 million as of March 31, 2018
- 2018 year-to-date revenue growth of 1.6% compared to the same period in 2017 (excluding contingency revenue)



Written Premiums
$180,000
$150,000
$120,000
$90,000
$60,000
$30,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
2018
Commercial
Personal
Employee Benefits

Chart data as of December 31 except 2018 which is as of March 31

Market Opportunity

- With BB&T's acquisitions of Susquehanna Bancshares and National Penn Bancshares, Univest is one of the four largest community focused financial institutions remaining headquartered in the Philadelphia market (Bryn Mawr Trust, WSFS and Beneficial). Only one of the four primarily located north of the East/West Pennsylvania Turnpike.
- Univest Bank and Trust Co. operates in nine counties in Pennsylvania including: Bucks, Chester, Delaware, Lehigh, Northampton, Montgomery, Lancaster, Berks and Philadelphia
- Of these nine counties, the Univest financial center network is present in seven: Bucks, Montgomery, Philadelphia, Chester, Lancaster, Lehigh and Northampton

Market Share (June 30, 2017)

Market	Market Rank	# of Branches	Deposits	Share %
Montgomery County	5th	13	$2.0B	6.7%
Bucks County	8th	11	$819M	4.5%
Philadelphia County	13th	6	$440M	0.9%

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Executive Leadership Team

Name	Age	Tenure (yrs.) with Univest	Title
Jeffrey M. Schweitzer	44	10	President and CEO, Univest Corporation of PA
Michael S. Keim	50	9	President, Univest Bank and Trust Co.
Roger S. Deacon	54	2	Senior Executive Vice President, Chief Financial Officer (Former Fox Chase Chief Financial Officer for nine years)
Duane J. Brobst	65	24	Senior Executive Vice President, Chief Risk Officer
Philip C. Jackson	68	12	President, Commercial Banking, Lehigh Valley Division
Michael S. Fitzgerald	54	2	President, Commercial Banking, Delaware Valley Division (Former Fox Chase Chief Lending Officer for seven years)
Thomas J. Jordan	50	2	President, Commercial Banking, Lancaster Division
Kevin B. Norris	59	4	President, Wealth Management and Univest Investments, Inc.
Hugh W. Connelly	53	11	President, Business Banking and Univest Capital, Inc.
Ronald R. Flaherty	50	9	President, Univest Insurance, Inc.
Dana E. Brown	50	1	Executive Vice President, Consumer Services
Eric W. Conner	47	11	Executive Vice President and Chief Information Officer
Megan D. Santana	42	2	Executive Vice President, General Counsel
M. Theresa Schwartzer	47	14	Executive Vice President and Director of Human Resources
Annette D. Szygiel	55	14	Executive Vice President and Chief Experience Officer

2018 Strategy

- Continue to take advantage of market dislocation and focus on hiring commercial lenders including potential team lift-outs
- Focus primarily on Commercial Loan organic growth (8 - 10%)
- Opportunistic, but disciplined, approach to Wealth and Insurance acquisitions
- Continued investment in technology and customer relationship management tools
- Long term operational leverage – reduce efficiency ratio
- Multi-prong approach to deposits:
  - Comprehensive Cash Management offering
  - Commercial customers
  - Municipalities, Counties and Authorities
  - Retail promotions
  - Brokered

2017 Results

- 2017 Reported Earnings of $44.1 million or $1.64 per share
  - Earnings transparency with no acquisition and integration costs
- Loan growth of 10.2% and Deposit growth of 9.1%
- ROA of 1.01% and ROTE of 12.8%
- Efficiency Ratio of 62.2% (improved operating leverage)
- 4th quarter 2017 Net Interest Margin, excluding purchase accounting, increased to 3.72% from 3.61% in 4th quarter 2016 (slightly asset sensitive)
- NPA to Total Assets of 0.63% (continued strong credit) with significant reduction (35%) in criticized and classified commercial loans
- Average Loan to Deposit Ratio of 100.3%
- Tangible Equity to Tangible Assets increased to 9.67% at December 31, 2017 from 7.97% at December 31, 2016
  - Raised $70.5 million common equity in 4th quarter 2017
- Reported tangible book value per share of $14.44 at December 31, 2017

1st Quarter 2018 Results

- Earnings of $12.9 million or $0.44 per share
  - Includes $451 thousand, or $0.01 per share of restructuring costs, net of tax
- Loan growth from December 31, 2017 of 7.7% (annualized)
- ROA of 1.14%, 1.18% excluding restructuring charges
- Efficiency Ratio of 65.4% (Note: 1st quarter tends to be the highest due to seasonal expenses)
- Net Interest Margin, excluding purchase accounting, increased to 3.72% from 3.64% in 1st quarter 2017 and from 3.53% in 3rd quarter 2016 (proforma based on 21% tax rate) (slightly asset sensitive)
- NPA to Total Assets of 0.71% (continued strong credit) with significant reduction (44%) in criticized and classified commercial loans compared to 1st quarter 2017
- Average Loan to Deposit Ratio of 104.3%
- Tangible Equity to Tangible Assets of 9.64% at March 31, 2018
- Tangible book value per share of $14.57 at March 31, 2018

Attractive Investment Opportunity

- Super-Community Bank located in attractive Southeastern Pennsylvania market
- Diversified lines of business and revenue streams
- Ability to scale and obtain operating leverage
- Consistent earnings performance
- ROA exceeds 1.00% in 2014, 2015, 2017 and 1st quarter of 2018 (excluding integration, acquisition related and restructuring charges)
- Dividend Yield of 2.76% (1)
- Attractive valuation –
  - 15.3X Projected Current Year 2018 EPS (1)

(1) Based on price of $28.94 (represents avg. price from 4/26/2018 to 5/2/2018); and analyst average consensus of $1.89 EPS for 2018 (KBW analyst projection of $1.89, Piper analyst projection of $1.90 and Sandler analyst projection of $1.88)

Summary Financial Highlights

Summary Financial Highlights


Assets
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
2018
Net Loans & Leases
Total Investment Securities
Other Assets
Cash and Due from Banks

Chart data as of December 31 except 2018 which is as of March 31

Summary Financial Highlights

Loan & Lease Detail at March 31, 2018



Lease Financings 3.5%
Loans to Individuals 0.8%
Real Estate - Residential 14.1%
Commercial, financial and agricultural 24.6%
*includes Residential Real Estate secured for Business Purposes
Commercial Real Estate 57.0%

($3.7 Billion at March 31, 2018)

Investment Portfolio at March 31, 2018



Municipal Bonds 15.8%
US Agencies 5.2%
Corpora Bonds 21.2%
Equities 0.2%
Money Market 2.4%
MBS/CMO 55.2%

($462 Million at March 31, 2018)

Summary Financial Highlights



Liabilities
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
2018
Interest-bearing Deposits
Noninterest-bearing Deposits
Borrowings
Other Liabilities



Deposit Detail
$3,750,000
$3,000,000
$2,250,000
$1,500,000
$750,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
2018
DD, Noninterest-Bearing
DD, Interest-Bearing
Regular Savings
Time Deposits

Chart data as of December 31 except 2018 which is as of March 31

UNIVEST BANKING | INSURANCE | INVESTMENTS univest.net

Asset Quality

Nonperforming Assets



$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Net Charge-offs / Average Loans and Leases
2010 2011 2012 2013 2014 2015 2016 2017 2018
Other Real Estate Owned
Troubled Debt Restructured Loans and Leases
Nonaccrual & 90+ Past Due Loans and Leases
Ratio of net charge-offs to average loans and leases

Nonaccrual Loans and Leases



$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
ALLL / non-accrual Loans and Leases
2010 2011 2012 2013 2014 2015 2016 2017 2018
Nonaccrual Loans and Leases
ALLL / nonaccrual loans and leases

Note: Decrease in ALLL/non-accrual loans and leases from 2015 to 2016 primarily driven by purchase credit impaired loans acquired from Fox Chase Bank. In accordance with US GAAP, these loans were marked to fair value and do not have an associated ALLL.

Chart data as of December 31 except 2018 which is as of March 31

Regulatory Capital Ratios & Requirements


Univest Corporation of Pennsylvania (Parent)
15.0%
10.0%
5.0%
0.0%
10.47%
5.00%
11.16%
8.50%
14.04%
10.50%
Tier 1 (Leverage)
Tier 1 (Common/RBC)
Total (RBC)
Required Capital Ratio in 2019 after full Basel III phase-in
Univest Corp of PA (3/31/18)


Univest Bank & Trust, Co. (Bank)
15.0%
10.0%
5.0%
0.0%
10.32%
5.00%
11.01%
8.50%
11.60%
10.50%
Tier 1 (Leverage)
Tier 1 (Common/RBC)
Total (RBC)
Univest Bank & Trust (3/31/18)
Required Capital Ratio in 2019 after full Basel III phase-in

UNIVEST
BANKING | INSURANCE | INVESTMENTS
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